UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 19, 2025

Talen Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37388	47-1197305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2929 Allen Pkwy, Suite 2200
Houston, TX 77019
(Address of principal executive offices) (Zip Code)
(888) 211-6011
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TLN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On May 19, 2025, Talen Energy Corporation (the “Company,” “we,” “us,” or “our”) gave the following update regarding the ongoing maintenance outage at its Susquehanna Steam Electric Station (“Susquehanna”): In late March, Susquehanna commenced its planned refueling outage on Unit 2. In our May 8, 2025 earnings release and subsequent investor call, the Company provided an update about the outage and described incremental balance-of-plant maintenance in the extraction steam system that we expected would extend the outage into mid-May and add approximately $20 million in costs. We have now completed the underlying maintenance work and are addressing realignment and assembly that have required rework to pass quality testing. We are currently in the final stages of the process, focused on testing, final welds, and alignment verifications. To account for the remaining re-assembly tasks, we are updating the outage timeline from mid-May to the first week of June. The outage extension is now expected to increase expenses by approximately $35 million and we anticipate efficiency gains will pay back the additional costs and lost margin in roughly two years. The Company’s financial guidance for 2025 remains unchanged.
“While the incremental maintenance in Susquehanna Unit 2 is taking slightly longer than we anticipated it would take,” said Talen CEO Mac McFarland, “we believe the improved performance of this long-lived asset is important to achieve at this time.”
The information provided under this Item 7.01 to this Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION
Date:	May 19, 2025	By:	/s/ Terry L. Nutt
		Name:	Terry L. Nutt
		Title:	Chief Financial Officer
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